SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 18, 2003

Introgen Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-21291	74-2704230

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Congress Avenue, Suite 1850, Austin, Texas	78701

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(512) 708-9310

(Former name or former address, if changed since last report)

Item 5. Other Events.
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Press Release

Item 5. Other Events.

     (c)  Exhibits.

     99.1 Press Release dated June 18, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2003	INTROGEN THERAPEUTICS, INC. /s/ G. Thomas Finnegan G. Thomas Finnegan Vice President

INDEX TO EXHIBITS

Exhibit
Number	Description of Document

99.1	Press Release dated June 18, 2003.